EXHIBIT 10.5

               FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT


        This FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT (this
"Amendment"), dated as of May 1, 1999, is entered into between Deutsche Financial Services Corporation (formerly known as ITT Commercial Finance Corp.), a corporation organized and existing under the laws of the State of Nevada, as seller ("DFS"), and Yamaha Motor Corporation, U.S.A., a corporation organized and existing under the laws of the State of California, as purchaser ("Yamaha").

                                  RECITALS

        WHEREAS, DFS and Yamaha have entered into that certain Receivables Sale Agreement, dated as of March 1, 1994 ("Receivables Sale Agreement"), pursuant to which DFS sells certain Receivables and assigns the security interest in the related Yamaha Products to Yamaha;

        WHEREAS, the parties desire to clarify and amend specified provisions of the Receivables Sale Agreement to reflect the parties' understanding and course of conduct;

        WHEREAS, pursuant to Section 15(a) of the Receivables Sale Agreement, DFS and Yamaha may amend such agreement without the consent of the Trustee, YMRC or any Investor Certificateholder to cure any ambiguity, correct or supplement any inconsistent provisions or add, change or eliminate any provision of the agreement or modify the rights of the Investor Certificateholders; provided that (i) Yamaha provides to the Trustee an Officer's Certificate to the effect that such amendments will not adversely affect the interests of the Investor Certificateholders, (ii) each Rating Agency rating the Investor Certificates confirms that such amendments will not result in the downgrade or withdrawal of the rating of any outstanding Investor Certificates, and (iii) an opinion of counsel satisfactory to the Trustee concludes that, for federal income tax purposes, such amendments will not cause the Yamaha Motor Master Trust to be characterized as an association taxable as a corporation or adversely affect the treatment of the Investor Certificates as debt.

                                 AGREEMENT

        NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereby agree as follows:

        Section 1.    Definitions.

        Each capitalized term used and not otherwise defined herein has the meaning ascribed thereto in the Receivables Sale Agreement.

        Section 2.    Amendments.

               a. Omnibus Amendment to Receivables Sale Agreement. Any reference in the Receivables Sale Agreement to "ITT Commercial Finance Corp." shall hereby be a reference to "Deutsche Financial Services Corporation" and any reference therein to "ITT" shall hereby be a reference to "DFS."

               b. Amendment to paragraph A. Paragraph A of the Receivables Sale Agreement is thereby amended by inserting the phrase ", Tennessee Watercraft, Inc." after the phrase "Yamaha Motor Manufacturing Corporation of America" therein.

               c. Amendment to Section 25. Section 25 of the Receivables Sale Agreement is hereby amended by deleting it in its entirety and substituting in it place the following:

                      This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided in Section 15 hereof.

               d. Amendment to Section 27. Section 27 of the Receivables Sale Agreement is hereby amended by deleting it in its entirety and substituting in its place the following:

                      To the extent any provision contained in this Agreement conflicts with any provision of any other agreement or understanding between the parties hereto, the provision contained in this Agreement shall supersede such other provision and be controlling with respect to the parties hereto.

               e. Amendment to Schedule 1. Schedule 1 to the Receivables Sale Agreement is hereby amended by deleting it in its entirety and substituting in its place the Schedule 1 attached hereto.

        Section 3.    Representations and Warranties.

        Each party, by executing this Amendment, hereby represents and warrants that the Person executing this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

        Section 4.    Effective Date.

        This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by all of the parties hereto.

        Section 5.    Miscellaneous.

               a. Ratification of Receivables Sale Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Receivables Sale Agreement and, except as expressly modified and superseded by this Amendment, the Receivables Sale Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

               b. References. The Receivables Sale Agreement, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Receivables Sale Agreement as amended hereby, is hereby amended so that any reference in such agreement to the Receivables Sale Agreement shall mean a reference to such agreement as amended hereby.

               c. Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

               d. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

               e. Binding Agreement. This Amendment shall be binding upon and inure to the benefit of Yamaha, DFS, YMRC, the Trustee and the Investor Certificateholders and their respective successors and assigns.



        IN WITNESS WHEREOF, this Amendment has been signed and delivered by the parties as of the date first above written.

                                  DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION, as Seller


                                  By:
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                                  Name:
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                                  Title:
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                                  YAMAHA MOTOR CORPORATION, U.S.A,
                                    as Purchaser


                                  By:
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                                  Name:
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                                  Title:
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